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                                                                   EXHIBIT 10.4

                                                                 EXECUTION COPY

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 1999 (this "Amendment"), is among GIBSON GREETINGS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement described below (each a "Lender" and, collectively, the "Lenders") and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association formerly known as NBD Bank, N.A., as agent (in such capacity, the "Agent") for the Lenders.

                                  INTRODUCTION

         The Borrower, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement, dated as of May 11, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of July 27, 1999, the Second Amendment to Amended and Restated Credit Agreement, dated as of August 27, 1999, and the Third Amendment to Amended and Restated Credit Agreement, dated as of September 27, 1999 (the "Credit Agreement"). The Company now desires that the Credit Agreement be further amended in certain respects, and the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:


                   ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

         Effective upon the date that the conditions precedent set forth in
Article 2 of this Amendment are satisfied, which date (the "Amendment Date") shall be determined by the Agent in its sole discretion, the Credit Agreement is amended as follows:

         1.1 The definition of the term "Commitment Amount" in Section 1.1 is amended and restated in full as follows:

         "Commitment Amount": as of any date prior to the end of the Review Period and with respect to any Lender, the amount set forth below opposite each such Lender's name:

                           Lender                                 Commitment Amount
                           ------                                 -----------------
                  Bank One, Indiana, National Association          $11,458,333.33

                  Harris Trust and Savings Bank                    $ 9,166,666.67

                  Fifth Third Bank                                 $ 6,875,000.00
                                                                   --------------

                                            Total                  $27,500,000.00
                                                                   --------------





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         and, as of any date during the portion of the Commitment Period, if any, after the Review Period and with respect to any Lender, the amount set forth adjacent to its name under the heading "Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed on Exhibit A, the "Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.7 on or prior to such date, as all of the same may be adjusted from time to time pursuant to Sections 2.4 and 11.7(c).

         1.2 In clause (g) of the definition of the term "Eligible Inventory" in
Section 1.1, the date "October 15, 1999" (as inserted therein pursuant to the Third Amendment referenced above) is deleted, and the date "November 15, 1999" is inserted in its place.

         1.3 The definition of the term "Review Period" in Section 1.1 is amended and restated in full as follows:

         "Review Period": the period from and including the First Amendment Effective Date to and including November 30, 1999.


                        ARTICLE 2. CONDITIONS PRECEDENT

         As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Agent shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent and the Required Banks:

         2.1 This Amendment duly executed on behalf of the Borrower, the Agent and the Required Lenders.

         2.2 Payment to each Lender executing this Amendment of a fee for this Amendment in the amount equal to one-quarter percent (1/4%) of the difference between such Lender's Commitment Amount for the Review Period pursuant to the Third Amendment referenced above and such Lender's Commitment Amount for the Review Period pursuant to this Amendment, and payment to the Agent (for its own account) of such fees to which the Agent and the Borrower may agree in connection with this Amendment.

         2.3 Such other documents, and completion of such other matters, as the Agent and the Required Banks may reasonably request.


                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants that:




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         3.1 The execution, delivery and performance by the Borrower of this
Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Borrower's charter or by-laws, or of any contract or undertaking to which the Borrower is a party or by which the Borrower or its property is or may be bound or affected.

         3.2 This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental or nongovernmental person or entity, including without limitation any creditor, stockholder or lessor of the Borrower, is required on the part of the Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

         3.4 Excluding the effect of the Known Default (as defined in the First Amendment referenced above), (a) after giving effect to the Amendments contained in Article 1 of this Amendment, the representations and warranties contained in
Section 4 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.


                            ARTICLE 4. MISCELLANEOUS

         4.1 If the Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default. Upon the occurrence of any such Event of Default, any other Event of Default (other than the Known Default) under the Credit Agreement and the other Loan Documents or the Commitment Termination Date (whether before, at or after the end of the Review Period), notwithstanding anything in this Amendment to the contrary, the Agent and the Lenders shall be entitled to exercise any and all rights and remedies available to the Agent and the Lenders under the Credit Agreement and the other Loan Documents and by law and the temporary waiver under
Article 2 of the First Amendment referenced above shall automatically be terminated and have no further force or effect.

         4.2 All references to the Credit Agreement in any document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

         4.3 Subject to the amendments herein provided and the other terms and conditions of this Amendment, the Credit Agreement shall in all respects continue in full force and effect.

         4.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.



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            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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         4.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.

         4.6 The Borrower agrees to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

         4.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

         4.8 The Borrower hereby represents and warrants that it is aware of no claims or causes of action against the Agent, the Lenders or any of them. Notwithstanding such representation and warranty, and as further consideration for the agreements set forth in this Amendment, the Borrower, for itself and its successors and assigns, hereby releases the Agent and each Lender, and their respective officers, directors, employees, agents, attorneys, affiliates, subsidiaries, and successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises, whether known or unknown, arising from or in any way related to facts in existence as of the date hereof.

         4.9 Each party hereto, after consulting or having had the opportunity to consult with counsel, knowing, voluntarily, and intentionally waives any right any of them may have to a trial by jury in any litigation based upon or arising out of this Amendment, or any agreement referenced herein or other related instrument or agreement, or any of the transactions contemplated by this Amendment, or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. None of the parties hereto shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any party hereto except by a written instrument executed by all of them.

         4.10 The Borrower agrees to execute any and all documents reasonably deemed necessary or appropriate by the Agent to carry out the intent of, and/or to implement, this Amendment.

         4.11 This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof. This Amendment is binding on the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and assigns. If any of the provisions of this Amendment are in conflict with any applicable statute or rule or law or otherwise unenforceable, such offending provisions shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Amendment.

         4.12 No course of dealing on the part of the Agent or any Lender, nor any delay or failure on the part of the Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the Agent's or any Lender's rights and remedies hereunder or under any Loan Document or any other




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agreement or instrument of the Borrower with or in favor of the Agent and the
Lenders; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Agent and the Lenders under this Amendment or under any Loan Document or any other agreement or instrument of the Borrower with or in favor of the Agent and the Lenders is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy granted thereunder or now or hereafter existing under any applicable law. Every right and remedy granted by this Amendment or under any Loan Document or any other agreement or instrument of the Borrower with or in favor of the Agent and the Lenders or by applicable law to the Agent and the Lenders may be exercised from time to time and as often as may be deemed expedient by the Agent and the Lenders.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.


                           GIBSON GREETINGS, INC.


                           By: /s/ James T. Wilson
                              --------------------------------------------
                              Its: Executive Vice President,
                                   Finance and Operations
                                  ----------------------------------------


                           BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its capacity as a Lender and in its capacity as the Agent


                           By: /s/ Edward C. Hathaway
                              --------------------------------------------
                              Its: First Vice President
                                  ----------------------------------------




                           HARRIS TRUST AND SAVINGS BANK


                           By:
                              --------------------------------------------
                              Its:
                                  ----------------------------------------




                           FIFTH THIRD BANK


                           By: /s/ Andrew K. Hauck
                              --------------------------------------------
                              Its: Vice President
                                  ----------------------------------------



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            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT